UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 8, 2006
                        (Date of earliest event reported)

                                  NDS Group plc
             (Exact name of registrant as specified in its charter)


      England and Wales                0-30364                Not applicable
(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)           Identification No.)


                 One Heathrow Boulevard, 286 Bath Road,
                 West Drayton, Middlesex, United Kingdom     UB7 0DQ
                (Address of principal executive offices)    (Zip code)

      Registrant's telephone number, including area code: +44 208 476 8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02.  Results of Operations and Financial Condition


The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition".

On August 8, 2006, NDS Group plc ("the Company") issued a press release setting forth the Company's earnings for the fiscal year ended June 30, 2006. A copy of the Company's press release is attached hereto as Exhibit 99 and is hereby incorporated by reference.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 8, 2006                        NDS Group plc


                                      By:   /s/ Alex Gersh
                                            -----------------------------------
                                            Alex Gersh
                                            Chief Financial Officer



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Exhibit Index

       Exhibit Number  Description
       --------------  ------------
             99        Press Release issued by NDS Group plc
                       dated August 8, 2006



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